Accrued liabilities and other current liabilities (Details) - Schedule of accrued liabilities and other current liabilities - CNY (¥)		Dec. 31, 2022	Dec. 31, 2021
Schedule of Accrued Liabilities and Other Liabilities [Abstract]
Qingtian International School acquisition payable (1)	[1]	¥ 8,000,000	¥ 8,000,000
Deposits related to the Group staff apartment sales (2)	[2]	3,290,500	3,290,500
Deposits related to internship (3)	[3]	3,285,946
Payables to third parties (4)	[4]	1,328,691	4,500,000
Audit fee payable		567,687	642,925
Interests payable		387,434	55,289
Leasehold improvement payables		290,000	390,000
Others		1,111,928	513,502
Total		¥ 18,262,186	¥ 17,392,216

[1]	On August 31, 2021, the Group acquired 100% equity interest of Qingtian International School, with a total consideration of RMB23 million in cash. According to payment schedule agreed in the equity transfer agreement, the remaining balance of acquisition payable will be settled within 2022. In 2022, both parties agreed to extend the payable to 2023 given the Group suffered loss from operation.
[2]	Deposit prepaid to the Group for intention of purchasing the Group’s staff apartments which can be freely withdrawn before final approval of the ownership transfer.
[3]	The Group collected deposits from the internship cooperation companies which will be returned to after students have completed the internship.
[4]	Payables to third parties consisted of: (i) loans for daily operational purposes with 1.5% interest rate and due within one year and, (ii) miscellaneous fee collected on behalf of Hainan Advanced Technical School of Communications.